Fourth Quarter and Full Year 2023 Earnings Conference Call FTI Consulting, Inc. February 22, 2024 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies, processes and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG")-related issues, climate change-related matters, scientific or technological developments, including relating to new and emerging technologies, such as artificial intelligence and machine learning and other information that is not historical. Forward-looking statements often contain words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "commits," "aspires," "forecasts," "future," "goal," "seeks" and variations of such words or similar expressions. All forward-looking statements, including, without limitation, management’s financial guidance and examination of operating trends, are based upon our historical performance and our current plans, estimates, intentions and expectations at the time we make them, and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of public health crises and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading "Item 1A, Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

FTI CONSULTING

Fourth Quarter 2023: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q4 2023	Q3 2023	% Variance	Q4 2022	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2023 vs. Q4 2022
Revenues	$ 924,684	$ 893,261	3.5%	$ 774,431	19.4%	18.0%
Net income	$ 81,633	$ 83,317	-2.0%	$ 47,498	71.9%	
Earnings per Diluted Share	$ 2.28	$ 2.34	-2.6%	$ 1.33	71.4%	
Adjusted Earnings per Diluted Share [1]	$ 2.28	$ 2.34	-2.6%	$ 1.52	50.0%	
Adjusted EBITDA [1]	$ 127,394	$ 118,748	7.3%	$ 91,974	38.5%	
Adjusted EBITDA Margin [1]	13.8%	13.3%	—	11.9%	—	
Segment Results						
Corporate Finance & Restructuring [2]						
Revenues	$ 365,554	$ 347,560	5.2%	$ 305,314	19.7%	18.7%
Adjusted Segment EBITDA	$ 65,386	$ 68,094	-4.0%	$ 49,126	33.1%	
Adjusted Segment EBITDA Margin	17.9%	19.6%	—	16.1%	—	
Forensic and Litigation Consulting [2]						
Revenues	$ 165,469	$ 166,137	-0.4%	$ 147,879	11.9%	11.0%
Adjusted Segment EBITDA	$ 19,247	$ 21,480	-10.4%	$ 17,109	12.5%	
Adjusted Segment EBITDA Margin	11.6%	12.9%	—	11.6%	—	
Economic Consulting						
Revenues	$ 206,091	$ 193,866	6.3%	$ 172,007	19.8%	17.6%
Adjusted Segment EBITDA	$ 38,335	$ 27,756	38.1%	$ 27,336	40.2%	
Adjusted Segment EBITDA Margin	18.6%	14.3%	—	15.9%	—	
Technology						
Revenues	$ 100,933	$ 98,860	2.1%	$ 76,802	31.4%	30.1%
Adjusted Segment EBITDA	$ 12,385	$ 14,873	-16.7%	$ 11,757	5.3%	
Adjusted Segment EBITDA Margin	12.3%	15.0%	—	15.3%	—	
Strategic Communications						
Revenues	$ 86,637	$ 86,838	-0.2%	$ 72,429	19.6%	16.9%
Adjusted Segment EBITDA	$ 15,636	$ 13,454	16.2%	$ 10,488	49.1%	
Adjusted Segment EBITDA Margin	18.0%	15.5%	—	14.5%	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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(2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of the portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's business transformation practice within the Corporate Finance & Restructuring segment.

Full Year 2023: Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. (2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of the portion of the Company’s health solutions practice in the Forensic and Litigation Consulting segment to the Company's business transformation practice within the Corporate Finance & Restructuring segment. All numbers in $000s, except for per share data and percentages   Consolidated Results FY 2023 FY 2022 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2023 vs. FY 2022 Revenues $3,489,242 $3,028,908 15.2% 15.0% Net income $274,892 $235,514 16.7% Earnings per Diluted Share $7.71 $6.58 17.2% Adjusted Earnings per Diluted Share (1) $7.71 $6.77 13.9% Adjusted EBITDA (1) $424,799 $357,558 18.8% Adjusted EBITDA Margin (1) 12.2% 11.8% — Segment Results Corporate Finance & Restructuring (2) Revenues $1,346,678 $1,147,118 17.4% 17.3% Adjusted Segment EBITDA $230,837 $214,809 7.5% Adjusted Segment EBITDA Margin 17.1% 18.7% — Forensic and Litigation Consulting (2) Revenues $654,105 $579,933 12.8% 13.0% Adjusted Segment EBITDA $88,109 $63,573 38.6% Adjusted Segment EBITDA Margin 13.5% 11.0% — Economic Consulting Revenues $771,374 $695,208 11.0% 10.5% Adjusted Segment EBITDA $115,807 $103,090 12.3% Adjusted Segment EBITDA Margin 15.0% 14.8% — Technology Revenues $387,855 $319,983 21.2% 21.0% Adjusted Segment EBITDA $62,711 $46,698 34.3% Adjusted Segment EBITDA Margin 16.2% 14.6% — Strategic Communications Revenues $329,230 $286,666 14.8% 14.4% Adjusted Segment EBITDA $50,909 $50,620 0.6% Adjusted Segment EBITDA Margin 15.5% 17.7% —

Cash Position and Capital Allocation Snapshot As of December 31, 2023, September 30, 2023 and December 31, 2022 (1)The balance is included in “Prepaid expenses and other current assets” on the Consolidated Balance Sheets.   (2)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (3)Total debt excludes the impact of unamortized deferred issuance costs related to our 2.0% convertible senior notes due 2023 (“2023 Convertible Notes”), which were settled in August 2023. (4)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of December 31, 2023 As of September 30, 2023 As of December 31, 2022 Cash and cash equivalents $303,222 $201,148 $491,688 Accounts receivable, net $1,102,142 $1,207,016 $896,153 Short-term investments (1) $25,461 $24,440 $— Days Sales Outstanding ("DSO") (2) 100 114 97 Net cash provided by (used in) operating activities $224,461 $(158,525) $188,794 Purchases of property and equipment $(49,562) $(43,284) $(53,098) Purchase and retirement of common stock $(20,982) $(20,982) $(85,424) Total Debt (3) $— $285,000 $316,219 Free Cash Flow (4) $174,899 $(201,809) $135,696

Three Months Ended December 31, 2023, September 30, 2023 and December 31, 2022 Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended December 31, 2023 Three Months Ended September 30, 2023 Three Months Ended December 31, 2022 Net income $81,633 $83,317 $47,498 Special charges — — 8,340 Tax impact of special charges — — (1,584) Adjusted Net Income (1) $81,633 $83,317 $54,254       Earnings per Diluted Share $2.28 $2.34 $1.33 Special charges — — 0.23 Tax impact of special charges — — (0.04) Adjusted Earnings per Diluted Share (1) $2.28 $2.34 $1.52 Weighted average number of common shares outstanding — diluted 35,778 35,656 35,658

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Years Ended December 31, 2023 and December 31, 2022 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Year Ended December 31, 2023 Year Ended December 31, 2022 Net income $274,892 $235,514 Special charges — 8,340 Tax impact of special charges — (1,584) Adjusted Net Income (1) $274,892 $242,270       Earnings per Diluted Share $7.71 $6.58 Special charges — 0.23 Tax impact of special charges — (0.04) Adjusted Earnings per Diluted Share (1) $7.71 $6.77 Weighted average number of common shares outstanding — diluted 35,646 35,783

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended December 31, 2023 and September 30, 2023

All numbers in $000s

Three Months Ended December 31, 2023

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ **81,633**
Interest income and other							8,088
Interest expense							3,896
Income tax provision							21,404
Operating income	$ **61,779**	$ **17,415**	$ **36,801**	$ **8,393**	$ **14,703**	$ **(24,070)**	$ **115,021**
Depreciation and amortization	2,597	1,680	1,534	3,992	875	475	11,153
Amortization of intangible assets	1,010	152	—	—	58	—	1,220
Adjusted EBITDA [1]	$ **65,386**	$ **19,247**	$ **38,335**	$ **12,385**	$ **15,636**	$ **(23,595)**	$ **127,394**

Three Months Ended September 30, 2023

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ **83,317**
Interest income and other							(5,147)
Interest expense							4,474
Income tax provision							24,385
Operating income	$ **64,633**	$ **19,708**	$ **26,293**	$ **11,481**	$ **12,503**	$ **(27,589)**	$ **107,029**
Depreciation and amortization	2,414	1,548	1,463	3,392	882	680	10,379
Amortization of intangible assets	1,047	224	—	—	69	—	1,340
Adjusted EBITDA [1]	$ **68,094**	$ **21,480**	$ **27,756**	$ **14,873**	$ **13,454**	$ **(26,909)**	$ **118,748**

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(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

FTI CONSULTING

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended December 31, 2022

All numbers in $000s

Three Months Ended December 31, 2022	Corporate Finance & Restructuring [2]	Forensic and Litigation Consulting [2]	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 47,498**
Interest income and other							6,500
Interest expense							2,579
Income tax provision							16,079
Operating income	**$ 43,008**	**$ 11,047**	**$ 26,122**	**$ 8,425**	**$ 9,360**	**$ (25,306)**	**$ 72,656**
Depreciation and amortization	1,734	1,206	1,183	3,226	618	688	8,655
Amortization of intangible assets	1,940	242	—	—	141	—	2,323
Special charges	2,444	4,614	31	106	369	776	8,340
Adjusted EBITDA [1]	**$ 49,126**	**$ 17,109**	**$ 27,336**	**$ 11,757**	**$ 10,488**	**$ (23,842)**	**$ 91,974**

(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

(2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of the portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's business transformation practice within the Corporate Finance & Restructuring segment.

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FTI CONSULTING

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Years Ended December 31, 2023 and December 31, 2022

All numbers in $000s

Year Ended December 31, 2023

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 274,892**
Interest income and other							4,867
Interest expense							14,331
Income tax provision							83,471
Operating income	**$ 216,504**	**$ 81,296**	**$ 109,818**	**$ 48,196**	**$ 47,167**	**$ (125,420)**	**$ 377,561**
Depreciation and amortization	9,254	6,030	5,989	14,515	3,445	1,846	41,079
Amortization of intangible assets	5,079	783	—	—	297	—	6,159
Adjusted EBITDA [1]	**$ 230,837**	**$ 88,109**	**$ 115,807**	**$ 62,711**	**$ 50,909**	**$ (123,574)**	**$ 424,799**

Year Ended December 31, 2022

	Corporate Finance & Restructuring [2]	Forensic and Litigation Consulting [2]	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 235,514**
Interest income and other							(3,918)
Interest expense							10,047
Income tax provision							62,235
Operating income	**$ 197,424**	**$ 52,693**	**$ 98,178**	**$ 33,431**	**$ 46,982**	**$ (124,830)**	**$ 303,878**
Depreciation and amortization	6,965	5,289	4,881	13,161	2,580	2,821	35,697
Amortization of intangible assets	7,976	977	—	—	689	1	9,643
Special charges	2,444	4,614	31	106	369	776	8,340
Adjusted EBITDA [1]	**$ 214,809**	**$ 63,573**	**$ 103,090**	**$ 46,698**	**$ 50,620**	**$ (121,232)**	**$ 357,558**

(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

(2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of the portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's business transformation practice within the Corporate Finance & Restructuring segment.

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Years Ended December 31, 2023 and December 31, 2022 and Nine Months Ended September 30, 2023 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Year Ended December 31, 2023 Nine Months Ended September 30, 2023 Year Ended December 31, 2022 Net cash provided by (used in) operating activities $224,461 $(158,525) $188,794 Purchases of property and equipment (49,562) (43,284) (53,098) Free Cash Flow (1) $174,899 $(201,809) $135,696

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.

Fourth Quarter 2023: Select Geographic Review Consolidated Revenues by Region Region Q4 2023 Q3 2023 % Variance Q4 2022 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2023 vs. Q4 2022 North America $584,260 $581,039 0.6% $492,611 18.6% 18.6% EMEA $275,632 $247,387 11.4% $220,648 24.9% 20.2% Asia Pacific $49,427 $52,380 -5.6% $52,281 -5.5% -5.4% Latin America $15,365 $12,455 23.4% $8,891 72.8% 65.4% Percentage of Consolidated Revenues by Region Region Q4 2023 Q3 2023 Q4 2022 North America 63.2% 65.0% 63.6% EMEA 29.8% 27.7% 28.5% Asia Pacific 5.3% 5.9% 6.8% Latin America 1.7% 1.4% 1.1% All numbers in $000s, except for percentages

Full Year 2023: Select Geographic Review Consolidated Revenues by Region Region FY 2023 FY 2022 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2023 vs. FY 2022 North America $2,253,315 $1,968,527 14.5% 14.5% EMEA $982,381 $817,129 20.2% 19.0% Asia Pacific $204,417 $201,937 1.2% 3.3% Latin America $49,129 $41,315 18.9% 16.5% Percentage of Consolidated Revenues by Region Region FY 2023 FY 2022 North America 64.5% 65.0% EMEA 28.2% 27.0% Asia Pacific 5.9% 6.7% Latin America 1.4% 1.3% All numbers in $000s, except for percentages

Fourth Quarter 2023 Select Awards & Accolades

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